FRANKLIN TEMPLETON
JAPAN FUND

YOUR FUND'S OBJECTIVE:

The Franklin Templeton Japan Fund seeks long-term capital growth by investing primarily in securities of companies domiciled in Japan and traded in Japanese securities markets.


March 31, 1997

Dear Shareholder:

This third annual report of the Franklin Templeton Japan Fund covers the year ended March 31, 1997. During this period, the Japanese economy continued to falter, the country's banking system remained in crisis, and government policies failed to convince investors that an end to these problems was near. Although the yen's depreciation, from 107.26 per U.S. dollar on March 31, 1996, to 123.79 on March 31, 1997, helped Japanese exports become more competitive on the world market, Japan's unemployment rate declined only slightly from record levels and the Nikkei 225 stock index fell from 21,407 on March 31, 1996 to 18,003 on March 31, 1997. Within this environment, the Fund's Class I shares provided a one-year cumulative total return of -26.93%, as discussed in the Performance Summary on page 4.

Japan's banking system presented the country with its greatest economic challenge during the reporting period. Huge amounts of uncollectable loans were secured by land or stock worth less than the amount borrowed, and the lack of new corporate loans contributed to the economy's poor condition. While the banking system

FRANKLIN TEMPLETON JAPAN FUND

Portfolio Breakdown on 3/31/97
Based on Total Net Assets

[PIE CHART]

Capital Equipment             19.9%
Consumer Goods                 7.7%
Services                       7.3%
Materials                      6.2%
Finance                        2.4%
Short-Term Obligations &
 Other Net Assets             56.5%


was experiencing problems, the Japanese government had to deal with a fiscal crisis. Throughout the past few years, public works spending programs, which the government hoped would stimulate private capital spending, generated most of the growth in gross domestic product (GDP). In a country that traditionally prides itself on maintaining a balanced budget, these programs contributed to recent deficits of approximately 7% of GDP. (In contrast, the U.S. budget deficit has been cut to below 2% of GDP.) In an effort to shrink the deficit, the Japanese government raised the national sales tax from 3% to 5% effective April 1, 1997, and considered increasing corporate taxes. Unfortunately, these actions could reduce corporate profits and prevent a substantial increase in private capital spending, which in turn, could aggravate the banks' problems.

The Fund's performance was helped by the fact that we held no shares in large banks and initiated no new positions in companies dependent on government spending or vulnerable to competition in a deregulated economy. Our position in Sony Corp. performed well, as its share price increased 17% during the year. However, the Fund's total return was adversely affected by the yen's decline during the period. Since we focus on discovering securities we consider bargains for the Fund (not predicting the economic environment), we usually do not hedge changes in the yen/dollar relationship.

In our opinion, movement toward banking reform and economic liberalization may benefit Japanese stocks. The government does not suffer from a shortage of ideas, but we believe Japan's problems will be solved only when its leaders demonstrate the political will to implement these plans. It appears that the country may be moving in this direction.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new

FRANKLIN TEMPLETON JAPAN FUND

Top 10 Holdings on 3/31/97
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry                                                     Net Assets
Sony Corp.
Appliances & Household Durables                                          3.9%

Fuji Heavy Industries Ltd.
Industrial Components                                                    3.9%

Mitsubishi Corp.
Wholesale & International Trade                                          3.2%

Daito Trust Construction Co. Ltd.
Construction & Housing                                                   2.7%

Tokio Marine & Fire Insurance Co. Ltd.
Insurance                                                                2.4%

East Japan Railway Co.
Transportation                                                           2.3%

Wacoal Corp.
Textiles & Apparel                                                       2.3%

Matsushita Electric Industrial Co. Ltd.
Electrical & Electronics                                                 2.2%

Mitsubishi Heavy Industries Ltd.
Industrial Components                                                    2.1%

Hitachi Ltd.
Electrical & Electronics                                                 2.0%

For a complete list of portfolio holdings, see page 10 of this report.

circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund. It should be remembered that there are specific risks involved with investing in a single foreign country, including increased susceptibility to currency fluctuations, market volatility, and economic, social, and political uncertainty. These risks and other considerations are discussed in the Fund's prospectus.

Thank you for your continued support of the Franklin Templeton Japan Fund. We welcome your comments and look forward to serving you in the future.



Sincerely,


/s/William T. Howard, Jr.

William T. Howard, Jr., CFA
Portfolio Manager
Franklin Templeton Japan Fund


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I


The Franklin Templeton Japan Fund Class I shares provided a cumulative total return of -26.93% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The Fund's share price, as measured by net asset value, decreased by $2.91, from $10.35 on March 31, 1996 to $7.44 on March 31, 1997. During the reporting period, shareholders received distributions totaling 17.0 cents ($0.17) per share in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph to the right compares the Fund's performance since inception on July 28, 1994 with the performance of the unmanaged Nikkei 225 Index. Please remember that the Fund and the index will perform differently because the index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index and the index is not representative of the Fund's portfolio.

                            FRANKLIN TEMPLETON                      NIKKEI 225
                            JAPAN FUND                              INDEX
 7/28/94                      $9,425                                 $10,000
 7/29/94                      $9,444                                 $10,011
 8/31/94                      $9,434                                 $10,086
 9/30/94                      $9,416                                  $9,672
10/31/94                      $9,491                                 $10,096
11/30/94                      $9,312                                  $9,441
12/30/94                      $9,369                                  $9,696
 1/31/95                      $9,208                                  $9,180
 2/28/95                      $9,000                                  $8,642
 3/31/95                      $9,407                                  $9,100
 4/28/95                      $9,549                                  $9,788
 5/31/95                      $9,170                                  $8,930
 6/30/95                      $9,084                                  $8,380
 7/31/95                      $9,369                                  $9,244
 8/31/95                      $9,322                                  $9,069
 9/29/95                      $9,303                                  $8,851
10/31/95                      $9,008                                  $8,451
11/30/95                      $9,293                                  $9,014
12/29/95                      $9,673                                  $9,415
 1/31/96                      $9,768                                  $9,528
 2/29/96                      $9,683                                  $9,373
 3/29/96                      $9,835                                  $9,796
 4/30/96                     $10,472                                 $10,313
 5/31/96                     $10,093                                  $9,954
 6/28/96                      $9,987                                 $10,076
 7/31/96                      $9,639                                  $9,487
 8/30/96                      $9,021                                  $9,084
 9/30/96                      $9,176                                  $9,452
10/31/96                      $8,558                                  $8,804
11/29/96                      $8,500                                  $9,035
12/31/96                      $7,843                                  $8,182
 1/31/97                      $7,312                                  $7,400
 2/28/97                      $7,350                                  $7,529
 3/31/97                      $7,186                                  $7,125


FRANKLIN TEMPLETON JAPAN FUND
CLASS I

Periods Ended 3/31/97

                                                                     Since
                                                                   Inception
                                                    One-Year       (7/28/94)
     Cumulative Total Return(1)                       -26.93%        -23.76%
     Average Annual Total Return(2)                   -31.13%        -11.62%
     Value of $10,000 Investment(3)                  $ 6,887        $ 7,186
     -----------------------------------------------------------------------
                                                     3/31/96        3/31/97
     One-Year Total Return(4)                           4.55%        -26.93%
     -----------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the indicated dates and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with Japan's market conditions, its currency and economic, social and political climate. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Fund's Investment Manager and Fund Administrator have agreed in advance to reduce a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the total returns for Class I shares would have been lower. After August 1, 1997, the fee reduction and expense reimbursement may be discontinued at any time upon notice to the Fund's Board of Trustees.

PERFORMANCE SUMMARY
ADVISOR CLASS


The Franklin Templeton Japan Fund Advisor Class shares produced an aggregate total return of -8.60% for the three-month period from inception on January 1, 1997 through March 31, 1997. The Fund's share price, as measured by net asset value, decreased by $0.70, from $8.14 on January 2, 1997 (day of commencement of sales), to $7.44 on March 31, 1997. Of course, past performance is not predictive of future results.



FRANKLIN TEMPLETON JAPAN FUND
ADVISOR CLASS

Period Ended 3/31/97

                                             Since
                                           Inception
                                           (1/1/97)
Aggregate Total Return(1)                   -8.60%

1. Aggregate total return represents the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Note: Investment return and principal value will fluctuate with market conditions, currencies, and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Fund's Investment Manager and Fund Administrator have agreed in advance to reduce a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the total returns for Advisor Class shares would have been lower. After August 1, 1997, the fee reduction and expense reimbursement may be discontinued at any time upon notice to the Fund's Board of Trustees.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

FRANKLIN TEMPLETON JAPAN FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                                          JULY 28, 1994
                                                                          YEAR ENDED MARCH 31             (COMMENCEMENT
                                                                       -------------------------        OF OPERATIONS) TO
                                                                         1997              1996          MARCH 31, 1995
                                                                       --------          --------       ----------------
Net asset value, beginning of period                                   $  10.35          $   9.93            $ 10.00
                                                                        -------            ------             ------
Income from investment operations:
   Net investment income (loss)                                            (.05)             (.02)               .10
   Net realized and unrealized gain (loss)                                (2.69)              .47               (.12)
                                                                        -------            ------             ------
Total from investment operations                                          (2.74)              .45               (.02)
                                                                        -------            ------             ------
Distributions:
   Dividends from net investment income                                      --              (.03)              (.05)
   Distributions from net realized gain                                    (.17)               --                 --
                                                                        -------            ------             ------
Total distributions                                                        (.17)             (.03)              (.05)
                                                                        -------            ------             ------
Change in net asset value                                                 (2.91)              .42               (.07)
                                                                        -------            ------             ------
Net asset value, end of period                                         $   7.44          $  10.35            $  9.93
                                                                        =======            ======             ======
TOTAL RETURN*                                                            (26.93)%           4.55%             (.19)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                        $  7,128          $  6,232            $ 1,444
Ratio of expenses to average net assets                                   3.05%             4.90%             12.05%**
Ratio of expenses, net of reimbursement, to average net assets            2.00%             1.99%              1.25%**
Ratio of net investment income (loss) to average net assets                (.77)%            (.05)%            1.92%**
Portfolio turnover rate                                                  23.43%            54.97%                 --
Average commission rate paid (per share)                               $  .0603          $  .0552
   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

FRANKLIN TEMPLETON JAPAN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                       FOR THE PERIOD
                                                                                                      JANUARY 2, 1997+
                                                                                                          THROUGH
                                                                                                       MARCH 31, 1997
                                                                                                      ----------------
Net asset value, beginning of period                                                                      $   8.14
                                                                                                            ------
Income from investment operations:
   Net investment income                                                                                       .02
   Net realized and unrealized loss                                                                           (.72)
                                                                                                            ------
Total from investment operations                                                                              (.70)
                                                                                                            ------
Change in net asset value                                                                                     (.70)
                                                                                                            ------
Net asset value, end of period                                                                            $   7.44
                                                                                                            ======
TOTAL RETURN*                                                                                              (8.60)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                           $     55
Ratio of expenses to average net assets                                                                      3.48%**
Ratio of expenses, net of reimbursement, to average net assets                                               1.65%**
Ratio of net investment income to average net assets                                                          .94%**
Portfolio turnover rate                                                                                     23.43%
Average commission rate paid (per share)                                                                  $  .0603
   * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.
   + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FRANKLIN TEMPLETON JAPAN FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 43.5%
------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 3.9%
                            Sony Corp.                                               Jpn.            4,000    $  279,777
------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 1.5%
                            Daicel Chemical Industries Ltd.                          Jpn.           30,000       107,949
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 7.1%
                            Daito Trust Construction Co. Ltd.                        Jpn.           20,000       195,682
                            Maeda Corp.                                              Jpn.           10,000        54,176
                            National House Industrial Co. Ltd.                       Jpn.           11,000       127,193
                            Toda Corp.                                               Jpn.           23,000       132,231
                                                                                                              ----------
                                                                                                                 509,282
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 4.1%
                            Hitachi Ltd.                                             Jpn.           16,000       142,314
                            Matsushita Electric Industrial Co. Ltd.                  Jpn.           10,000       156,061
                                                                                                              ----------
                                                                                                                 298,375
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 3.7%
                            Hokuetsu Paper Mills Ltd.                                Jpn.           29,000       131,317
                            Rengo Co. Ltd.                                           Jpn.           27,000       133,177
                                                                                                              ----------
                                                                                                                 264,494
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 8.7%
                            Fuji Heavy Industries Ltd.                               Jpn.           62,000       278,240
                            Mitsubishi Heavy Industries Ltd.                         Jpn.           23,000       149,713
                            Sanyo Electric Co. Ltd.                                  Jpn.           34,000       128,390
                            Shinko Electric Industries                               Jpn.            2,000        68,893
                                                                                                              ----------
                                                                                                                 625,236
------------------------------------------------------------------------------------------------------------------------
INSURANCE: 2.4%
                            Tokio Marine & Fire Insurance Co. Ltd.                   Jpn.           17,000       173,203
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.0%
                            Nittetsu Mining Co. Ltd.                                 Jpn.           12,000        70,834
------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 3.8%
                            Nisshinbo Industries Inc.                                Jpn.           17,000       112,307
                            Wacoal Corp.                                             Jpn.           16,000       163,014
                                                                                                              ----------
                                                                                                                 275,321
------------------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON JAPAN FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 4.1%
                            Daiwa Logistics Co. Ltd.                                 Jpn.           9,600     $  129,635
                            East Japan Railway                                       Jpn.              40        163,338
                                                                                                              ----------
                                                                                                                 292,973
------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 3.2%
                            Mitsubishi Corp.                                         Jpn.          26,000        231,261
                                                                                                              ----------
TOTAL COMMON STOCKS (cost $4,127,681)                                                                          3,128,705
------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL IN
                                                                                              LOCAL CURRENCY*
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 54.8% (cost $3,934,616)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.84% to 5.23% with
                              maturities to 6/19/97                                  U.S.       3,965,000      3,934,649
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 98.3% (cost $8,062,297)                                                                     7,063,354
OTHER ASSETS, LESS LIABILITIES: 1.7%                                                                             119,557
                                                                                                              ----------
TOTAL NET ASSETS: 100.0%                                                                                      $7,182,911
                                                                                                              ==========

 * CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FRANKLIN TEMPLETON JAPAN FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $8,062,297)             $7,063,354
   Cash                                               768
   Receivables:
      Investment securities sold                    4,183
      Fund shares sold                             81,284
      Dividends                                    18,826
      Fee reimbursement                             9,247
   Unamortized organization costs                  53,767
                                               ----------
         Total assets                           7,231,429
                                               ----------
Liabilities:
   Payable for fund shares redeemed                 7,215
   Accrued expenses                                41,303
                                               ----------
         Total liabilities                         48,518
                                               ----------
Net assets, at value                           $7,182,911
                                               ==========
Net assets consist of:
   Net unrealized depreciation                 $ (998,943)
   Accumulated net realized loss                 (822,109)
   Net capital paid in on shares of
      beneficial interest                       9,003,963
                                               ----------
Net assets, at value                           $7,182,911
                                               ==========
Class I
   Net asset value per share
      ($7,128,010 / 958,580 shares
      outstanding)                             $     7.44
                                               ==========
   Maximum offering price
      ($7.44 / 94.25%)                         $     7.89
                                               ==========
Advisor Class
   Net asset value per share
      ($54,901 / 7,381 shares outstanding)     $     7.44
                                               ==========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $7,211 foreign taxes
      withheld)
   Dividends                      $    41,229
   Interest                            41,139
                                   ----------
      Total income                              $    82,368
Expenses:
   Management fees (Note 3)            49,723
   Administrative fees (Note 3)         9,942
   Distribution fees (Note 3)
      Class I                          23,146
   Transfer agent fees (Note 3)        18,700
   Custodian fees                       2,900
   Reports to shareholders             11,000
   Audit fees                           9,500
   Legal fees                           9,500
   Registration and filing fees        43,400
   Trustees' fees and expenses            600
   Amortization of organization
     costs                             22,692
   Other                                1,331
                                   ----------
      Total expenses                  202,434
   Less expenses reimbursed
      (Note 3)                        (68,992)
                                   ----------
      Total expenses less
         reimbursement                              133,442
                                                 ----------
      Net investment loss                           (51,074)
Realized and unrealized loss:
   Net realized loss on:
      Investments                    (814,140)
      Foreign currency
        transactions                  (17,119)
                                   ----------
                                     (831,259)
   Net unrealized depreciation
      on investments               (1,035,823)
                                   ----------
      Net realized and
         unrealized loss                         (1,867,082)
                                                 ----------
Net decrease in net assets
   resulting from operations                    $(1,918,156)
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

FRANKLIN TEMPLETON JAPAN FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                                                                  1997           1996
                                                                                               ----------     ----------
Increase (decrease) in net assets:
   Operations:
      Net investment loss                                                                      $   (51,074)   $   (2,015)
      Net realized gain (loss) on investment and foreign currency transactions                    (831,259)      119,620
      Net unrealized appreciation (depreciation)                                                (1,035,823)       35,226
                                                                                                ----------    ----------
         Net increase (decrease) in net assets resulting from operations                        (1,918,156)      152,831
   Distributions to shareholders:
      From net investment income
         Class I                                                                                        --        (4,653)
      From net realized gain
         Class I                                                                                  (117,178)           --
      From return of capital
         Class I                                                                                    (2,679)           --
   Fund share transactions (Note 2)
      Class I                                                                                    2,932,654     4,640,078
      Advisor class                                                                                 56,499            --
                                                                                                ----------    ----------
         Net increase in net assets                                                                951,140     4,788,256
Net assets:
   Beginning of year                                                                             6,231,771     1,443,515
                                                                                                ----------    ----------
   End of year                                                                                 $ 7,182,911    $6,231,771
                                                                                                ==========    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

FRANKLIN TEMPLETON JAPAN FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Franklin Templeton Japan Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of companies domiciled in Japan and traded in Japanese securities markets. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON JAPAN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective January 2, 1997, the Fund offers two class of shares: Class I and Advisor Class shares. Prior to this date, only Class I shares were offered. Shares of each class are identical except for their initial sales load, distribution fees, and voting rights on matters affecting a single class. At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                  CLASS I
                                                               ----------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 1997             MARCH 31, 1996
                                                              ---------------------     ----------------------
                                                              SHARES       AMOUNT        SHARES       AMOUNT
                                                             --------    ----------     --------    -----------
           Shares sold                                       1,104,095   $ 9,745,209    1,375,298   $13,696,032
           Shares issued on reinvestment of distributions       10,075       104,173          236         2,326
           Shares redeemed                                    (757,577)   (6,916,728)    (918,913)   (9,058,280)
                                                             ---------   -----------    ---------   -----------
           Net increase                                        356,593   $ 2,932,654      456,621   $ 4,640,078
                                                             =========   ===========    =========   ===========

                                                                  ADVISOR CLASS
                                                              ---------------------
                                                                 FOR THE PERIOD
                                                                 JANUARY 2, 1997
                                                                     THROUGH
                                                                 MARCH 31, 1997
                                                              ---------------------
                                                              SHARES       AMOUNT
                                                             --------    ----------
           Shares sold                                          24,789   $   187,939
           Shares redeemed                                     (17,408)     (131,440)
                                                               -------      --------
           Net increase                                          7,381   $    56,499
                                                               =======      ========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% of the average daily net assets of the Fund. The Fund pays FTSI monthly an administrative fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average assets in excess of $1.2 billion. TICI and FTSI have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 2.00% and 1.65% of the Fund's average daily net assets of Class I and Advisor Class shares, respectively, through August 1, 1997. The amount of reimbursement for the year ended March 31, 1997 is set forth in the Statement of Operations. For the year ended March 31, 1997, FTD received net commissions of $25,369 from the sale of Fund's shares and FTIS received fees of $18,700.

Pursuant to a distribution plan, the Fund reimburses FTD monthly (subject to a limit of 0.35% per annum of the average daily net assets of Class I shares) for FTD's cost and expenses in connection with any activity that is primarily intended to result in sales of Fund shares. Such distribution fees are set forth in the Statement of Operations. Under the distribution plan, costs and

FRANKLIN TEMPLETON JAPAN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, unreimbursed expenses amounted to $13,668.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $1,311,800 and $1,681,404, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $    59,924
           Unrealized depreciation                                                                (1,058,867)
                                                                                                 -----------
           Net unrealized depreciation                                                           $  (998,943)
                                                                                                 ===========

5. TAX LOSS CARRYOVER

At March 31, 1997 the Fund had a tax basis capital loss of $814,140 which may be carried over to offset future capital gains. Such losses expire in 2005.

FRANKLIN TEMPLETON JAPAN FUND
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
Franklin Templeton Japan Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Franklin Templeton Japan Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Templeton Japan Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                       McGladrey & Pullen, LLP

New York, New York
April 25, 1997

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund

Franklin Templeton Japan Fund

Templeton Developing Markets Trust

Templeton Foreign Fund

Templeton Foreign Smaller Companies Fund

Templeton Global Infrastructure Fund

Templeton Global Opportunities Trust

Templeton Global Real Estate Fund

Templeton Global Smaller Companies Fund

Templeton Greater European Fund

Templeton Growth Fund

Templeton Latin America Fund

Templeton Pacific Growth Fund

Templeton World Fund


GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund

Franklin Templeton German Government Bond Fund

Franklin Templeton Global Currency Fund

Mutual European Fund

Templeton Global Bond Fund

Templeton Growth and Income Fund


GLOBAL INCOME

Franklin Global Government Income Fund

Franklin Templeton Hard Currency Fund

Franklin Templeton High Income Currency Fund

Templeton Americas Government Securities Fund


GROWTH

Franklin Blue Chip Fund

Franklin California Growth Fund

Franklin DynaTech Fund

Franklin Equity Fund

Franklin Gold Fund

Franklin Growth Fund

Franklin MidCap Growth Fund

Franklin Small Cap Growth Fund

Mutual Discovery Fund


GROWTH AND INCOME

Franklin Asset Allocation Fund

Franklin Balance Sheet Investment Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Income Fund

Franklin MicroCap Value Fund

Franklin Natural Resources Fund

Franklin Real Estate Securities Fund

Franklin Rising Dividends Fund

Franklin Strategic Income Fund

Franklin Utilities Fund

Franklin Value Fund

Mutual Beacon Fund

Mutual Qualified Fund

Mutual Shares Fund

Templeton American Trust, Inc.


FUND ALLOCATOR SERIES:

Franklin Templeton Conservative Target Fund

Franklin Templeton Moderate Target Fund

Franklin Templeton Growth Target Fund


INCOME

Franklin Adjustable Rate Securities Fund

Franklin Adjustable U.S. Government Securities Fund

Franklin's AGE High Income Fund

Franklin Investment Grade Income Fund

Franklin Short-Intermediate U.S. Government Securities Fund

Franklin U.S. Government Securities Fund

Franklin Money Fund

Franklin Federal Money Fund


FOR NON-U.S. INVESTORS:

Franklin Tax-Advantaged High Yield Securities Fund

Franklin Tax-Advantaged International Bond Fund

Franklin Tax-Advantaged U.S. Government Securities Fund


FOR CORPORATIONS:

Franklin Corporate Qualified Dividend Fund


FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term Tax-Free Income Fund

Federal Tax-Free Income Fund

High Yield Tax-Free Income Fund

Insured Tax-Free Income Fund

Puerto Rico Tax-Free Income Fund

Tax-Exempt Money Fund


FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama

Arizona*

Arkansas**

California*

Colorado

Connecticut

Florida*

Georgia

Hawaii**

Indiana

Kentucky

Louisiana

Maryland

Massachusetts***

Michigan*

Minnesota***

Missouri

New Jersey

New York*

North Carolina

Ohio***

Oregon

Pennsylvania

Tennessee**

Texas

Virginia

Washington**


VARIABLE ANNUITIES+

Franklin Valuemark(R)

Franklin Templeton Valuemark Income Plus (an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Franklin Templeton Japan
Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of Franklin Templeton Japan Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



FRANKLIN
TEMPLETON
JAPAN
FUND
Annual Report
March 31, 1997



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